Exhibit 99(b)

CONSENT AND LETTER OF TRANSMITTAL

Energy Future Holdings Corp.

Energy Future Intermediate Holding Company LLC

EFIH Finance Inc.

Offers to Exchange pursuant to the Prospectus, dated October 5, 2009

(as it may be supplemented and amended from time to time, the “Prospectus”)

and

Solicitations of Consents in Respect of Certain of the Notes Listed Below

CUSIP/ISIN	Title of Old Notes	Issuer of Old Notes
873168 AL2 / US873168 AL29	5.55% Series P Senior Notes due 2014*	Energy Future Holdings Corp.
873168 AN8 / US873168 AN84 873168 AM0 / US 873168 AM02	6.50% Series Q Senior Notes due 2024*	Energy Future Holdings Corp.
873168 AQ1 / US873168 AQ16	6.55% Series R Senior Notes due 2034*	Energy Future Holdings Corp.
292680 AD7 / US292680 AD70	11.250%/12.000% Senior Toggle Notes due 2017*	Energy Future Holdings Corp.
292680 AC9 / US292680 AC97 292680 AA3 / US292680 AA32	10.875% Senior Notes due 2017*	Energy Future Holdings Corp.
882330 AF0 / US882330 AF05 U88235 AC7 / USU88235 AC76	10.25% Senior Notes due 2015	Texas Competitive Electric Holdings Company LLC TCEH Finance, Inc.
882330 AG8 / US882330AG87 882330 AC7 / US882330 AC73	10.25% Senior Notes due 2015, Series B	Texas Competitive Electric Holdings Company LLC TCEH Finance, Inc.

THE EXCHANGE OFFERS FOR EACH ISSUE OF OUTSTANDING NOTES LISTED IN THE TABLE ABOVE (COLLECTIVELY, THE “OLD NOTES”) WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON NOVEMBER 3, 2009 (SUCH TIME AND DATE, AS IT MAY BE EXTENDED, THE “EXPIRATION DATE”). HOLDERS WHO VALIDLY TENDER (AND DO NOT VALIDLY WITHDRAW) OLD NOTES AT OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON OCTOBER 19, 2009 (SUCH TIME AND DATE, AS IT MAY BE EXTENDED, THE “EARLY TENDER DATE”) WILL BE ELIGIBLE TO RECEIVE ADDITIONAL CONSIDERATION AS DESCRIBED IN THE PROSPECTUS. TENDERS OF OLD NOTES MAY BE VALIDLY WITHDRAWN AT ANY TIME AT OR PRIOR TO THE EXPIRATION DATE.

THE SOLICITATION OF CONSENTS FOR EACH ISSUE OF OUTSTANDING NOTES LISTED IN THE TABLE ABOVE THAT IS DESIGNATED WITH AN ASTERISK (COLLECTIVELY, THE “CONSENT NOTES”) WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON OCTOBER 19, 2009 (SUCH TIME AND DATE, AS IT MAY BE EXTENDED, THE “CONSENT DATE”). CONSENTS MAY BE REVOKED AT ANY TIME AT OR PRIOR TO THE CONSENT DATE.

The Exchange Agent for the exchange offers and consent solicitations is:

Global Bondholder Services Corporation

By Mail, Hand or Overnight Courier:	By Facsimile (for Eligible Institutions only):
Global Bondholder Services Corporation Attention: Corporate Actions	(212) 430-3775
65 Broadway – Suite 723 New York, New York 10006	Confirmation: (212) 430-3774

The Information Agent for the exchange offers and consent solicitations is:

Global Bondholder Services Corporation

65 Broadway – Suite 723

New York, New York 10006

Attention: Corporate Actions

Banks and Brokers: (212) 430-3774

Toll free: (866) 387-1500

DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS CONSENT AND LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS CONSENT AND LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS CONSENT AND LETTER OF TRANSMITTAL IS COMPLETED.

All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Prospectus.

This Consent and Letter of Transmittal is to be used (i) if certificates of Old Notes are to be forwarded herewith or (ii) if delivery of Old Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent pursuant to the procedures set forth in “Procedures for Tendering Old Notes and Delivering Consents” in the Prospectus and such tender is not being made under the DTC Automated Tender Offer Program (“ATOP”).

Holders that are tendering by book-entry transfer to the Exchange Agent’s account at DTC may electronically transmit their acceptance of the exchange offers through ATOP, for which the transaction will be eligible. DTC participants that are accepting the exchange offers and, if applicable, the consent solicitations must transmit their acceptances to DTC, which will then verify the acceptance of the exchange offers and, if applicable, the consent solicitations, and send an Agent’s Message to the Exchange Agent for its acceptance.

Delivery of Old Notes pursuant to a notice of guaranteed delivery is not permitted.

QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS CONSENT AND LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AGENT.

EXECUTION AND DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL WILL CONSTITUTE AN EXPRESS WAIVER BY A CONSENTING HOLDER OF THE CONSENT NOTES WITH RESPECT TO ALL CLAIMS AGAINST THE OFFERORS AND THE SPONSOR GROUP OF ANY BREACH, DEFAULT OR EVENT OF DEFAULT THAT MAY HAVE ARISEN UNDER THE CONSENT NOTES INDENTURES (AS DEFINED IN THE PROSPECTUS).

TENDERING HOLDERS MUST COMPLETE THE APPROPRIATE BOX(ES) BELOW WITH RESPECT TO THE OLD NOTES TO WHICH THIS CONSENT AND LETTER OF TRANSMITTAL RELATE.

List below the Old Notes to which this Consent and Letter of Transmittal relate. If the space provided below is inadequate, list the certificate numbers and principal amount tendered on a separately executed schedule and attach that schedule to this Consent and Letter of Transmittal.

Energy Future Holdings Corp. 5.55% Series P Senior Notes due 2014
Name and Address of Registered Holder (fill in, if blank)	Certificate Number(s)[1]	Principal Amount Tendered[2,3]

Energy Future Holdings Corp. 6.50% Series Q Senior Notes due 2024
Name and Address of Registered Holder (fill in, if blank)	Certificate Number(s)[1]	Principal Amount Tendered[2,3]

Energy Future Holdings Corp. 6.55% Series R Senior Notes due 2034
Name and Address of Registered Holder (fill in, if blank)	Certificate Number(s)[1]	Principal Amount Tendered[2,3]

Energy Future Holdings Corp. 10.875% Senior Notes due 2017
Name and Address of Registered Holder (fill in, if blank)	Certificate Number(s)[1]	Principal Amount Tendered[2,3]

Energy Future Holdings Corp. 11.250%/12.000% Senior Toggle Notes due 2017
Name and Address of Registered Holder (fill in, if blank)	Certificate Number(s)[1]	Principal Amount Tendered[2,3]

Texas Competitive Electric Holdings Company LLC / TCEH Finance, Inc. 10.25% Senior Notes due 2015
Name and Address of Registered Holder (fill in, if blank)	Certificate Number(s)[1]	Principal Amount Tendered[2]

Texas Competitive Electric Holdings Company LLC / TCEH Finance, Inc. 10.25% Senior Notes due 2015, Series B
Name and Address of Registered Holder (fill in, if blank)	Certificate Number(s)[1]	Principal Amount Tendered[2]

1	Need not be completed by book-entry eligible holders. Such holders should check the appropriate box below and provide the requested information.

2	All principal amounts must be in permitted denominations as specified in the terms of such Old Notes and in the Prospectus.

3	Upon the terms and subject to the conditions described in the Prospectus and this Consent and Letter of Transmittal, Energy Future Holdings Corp. is soliciting Consents in the consent solicitations of holders of the Consent Notes to the Proposed Amendments (as defined in the Prospectus) with respect to any and all of the outstanding Consent Notes. Consent Notes validly tendered pursuant to the exchange offers (and not validly withdrawn) at or prior to the Consent Date will be deemed to include Consents to the Proposed Amendments. Holders may not validly tender Consent Notes in the exchange offers at or prior to the Consent Date without delivering the related Consents but holders may tender Consent Notes after the Consent Date and at or prior to the Expiration Date without delivering Consents with respect to such Consent Notes. Holders tendering Consent Notes after the Early Tender Date will not be eligible to receive the applicable Total Consideration for such Consent Notes. Holders may not deliver Consents in the consent solicitations without validly tendering their Consent Notes in the exchange offers at or prior to the Consent Date and may only validly revoke Consents by validly withdrawing the previously tendered related Consent Notes at or prior to the later of the Consent Date and the execution of the Supplemental Indenture to which such Consents relate. If the requisite Consents with respect to a given Consent Notes Indenture are received and a Supplemental Indenture for such Consent Notes Indenture is executed, EFH Corp. will pay to each holder that validly delivers and does not validly revoke Consents in respect of such Consent Notes Indenture, in addition to any Total Consideration (as defined in the Prospectus) or Exchange Consideration (as defined in the Prospectus), as applicable, payable to such holder, a cash consent payment of $2.50 per $1,000 principal amount of such Consent Notes. Consent payments are not subject to proration. EFH Corp.’s obligation to make consent payments is not conditioned upon completion of the exchange offers. However, the Proposed Amendments in any executed Supplemental Indenture relating to the Consent Notes that were the subject of a terminated exchange offer will not become operative with respect to such issue of Consent Notes.

Subject to the terms and conditions of the exchange offers set forth in the Prospectus, holders of Old Notes that tender their Old Notes at or prior to the Early Tender Date will be eligible to receive the applicable Total Consideration, and holders of Old Notes that tender their Old Notes after the Early Tender Date and at or prior to the Expiration Date will be eligible to receive the applicable Exchange Consideration.

The undersigned has completed, executed and delivered this Consent and Letter of Transmittal to indicate the action the undersigned desires to take with respect to the exchange offers and consent solicitations. Holders who wish to tender their Old Notes must complete the applicable portions of this letter in their entirety.

☐ CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

☐ CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

By the execution hereof, the undersigned hereby acknowledges receipt of the prospectus, dated October 5, 2009 (as it may be supplemented and amended from time to time, the “Prospectus”), of Energy Future Holdings Corp., Energy Future Intermediate Holding Company LLC and EFIH Finance Inc. (collectively, the “Offerors” “we,” “our” and “us”) and this consent and letter of transmittal (as it may be supplemented and amended from time to time, this “Consent and Letter of Transmittal”). We urge you to review the Prospectus for the terms and conditions of the exchange offers and consent solicitations. Certain terms used but not defined herein have the meanings given to them in the Prospectus.

Upon the terms and subject to the conditions of the exchange offers and consent solicitations, the undersigned hereby tenders to the Offerors the above-described principal amounts of Old Notes and, if such tender is made at or prior to the Consent Date, delivers its Consent to the Proposed Amendments with respect to any such Old Notes that constitute Consent Notes. The undersigned acknowledges and agrees that even though it has given its consent with respect to any Consent Notes tendered herewith, the effectiveness of the Supplemental Indentures relating to the Proposed Amendments is conditioned upon the receipt of the requisite Consents, and the Proposed Amendments for an issue of Consent Notes will not become operative until immediately prior to the acceptance for exchange of Old Notes upon the terms and subject to the conditions set forth in the Prospectus. The Proposed Amendments with respect to each of the Legacy Notes Indentures constitute a single proposal for the related consent solicitation, and a consenting holder must consent to the Proposed Amendments applicable to all Legacy Notes tendered by that holder as an entirety and may not consent selectively with respect to certain of the Proposed Amendments. The Proposed Amendments with respect to the 2017 Notes Indenture constitute a single proposal for the related consent solicitation, and a consenting holder must consent to the Proposed Amendments applicable to all 2017 Notes tendered by that holder as an entirety and may not consent selectively with respect to certain of the Proposed Amendments.

Subject to and effective upon the acceptance of and the exchange of the Old Notes validly tendered herewith, the undersigned hereby (1) irrevocably sells, assigns and transfers to or upon the order of the applicable Offeror or Offerors all right, title and interest in and to all such Old Notes as are being tendered herewith and (2) irrevocably appoints the Exchange Agent as its true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the applicable Offeror or Offerors’ agent with respect to the tendered Old Notes, with full power coupled with an interest) to: (a) deliver certificates representing the Old Notes, or transfer ownership of the Old Notes on the account books maintained by DTC, together with all accompanying evidences of transfer and authenticity, to or upon the applicable Offeror or Offerors’ order, as applicable; (b) present the Old Notes for transfer on the relevant security register; (c) receive all benefits or otherwise exercise all rights of beneficial ownership of the Old Notes (except that the Exchange Agent will have no rights to or control over the Offerors’ funds); and (d) in the case of any Consent Notes tendered hereby, deliver to the applicable Offeror or Offerors and the trustee this Consent and Letter of Transmittal as evidence of the holder’s Consent to the Proposed Amendments and as certification that validly delivered and not revoked Consents from holders of the requisite aggregate principal amount of any issue of outstanding Consent Notes to adopt the Proposed Amendments with respect to such issue of Consent Notes, duly executed by holders of such Old Notes, have been received, all in accordance with the terms and conditions of the exchange offers and the consent solicitations as described in the Prospectus.

The undersigned by this Consent and Letter of Transmittal also irrevocably appoints the Exchange Agent to act as its agent for the purpose of receiving delivery of New Senior Secured Notes (as defined in the Prospectus) and payment of any accrued and unpaid interest payable pursuant to the exchange offers and of any consent payment payable pursuant to the consent solicitations for the Consent Notes, and transmitting such securities and payment or payments to the undersigned. The undersigned acknowledges and agrees that payment shall be deemed to have been made by the Offerors upon the transfer by the Offerors of the applicable Total Consideration or the applicable Exchange Consideration, as the case may be, plus any accrued and unpaid interest payable pursuant to the terms of the exchange offers and any consent payment payable pursuant to the consent solicitations for the Consent Notes, to the Exchange Agent or, in accordance with the Exchange Agent’s instructions, to DTC. The undersigned further acknowledges and agrees that under no circumstances will interest on the Total Consideration or the Exchange Consideration or any accrued and unpaid interest payable pursuant to the terms of the exchange offers or any consent payment payable pursuant to the consent solicitations for the Consent Notes, be paid by the Offerors or Energy Future Holdings Corp, respectively, by reason of any delay on the part of the Exchange Agent in making delivery or payment to the holders entitled thereto or any delay in the allocation or crediting of securities or monies received by DTC to participants in DTC or in the allocation or crediting of securities or monies received by participants to beneficial owners and in no event will the Offerors be liable for interest or damages in relation to any delay or failure of payment to be remitted to any holder.

The undersigned acknowledges and agrees that the delivery and surrender of the Old Notes is not effective, and the risk of loss of the Old Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Consent and Letter of Transmittal (or a manually signed facsimile of this Consent and Letter of Transmittal), properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Offerors or receipt of an Agent’s Message. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Old Notes will be determined by the Offerors, in their sole discretion, which determination will be final and binding absent a finding to the contrary by a court of competent jurisdiction.

The undersigned acknowledges and agrees that the execution and delivery of this Consent and Letter of Transmittal will constitute an express waiver by a consenting holder of the Consent Notes with respect to all claims against the Offerors and the Sponsor Group of any breach, default or event of default that may have arisen under the Consent Notes Indentures. The undersigned acknowledges and agrees that by the execution and delivery hereof at or prior to the Consent Date, the undersigned makes and provides a written Consent to the Proposed Amendments with respect to each aggregate principal amount of Consent Notes held by the undersigned and indicated in the box(es) above under the column heading “Principal Amount Tendered,” as permitted by the indenture(s) governing such Consent Notes. If the requisite Consents with respect to a given Consent Notes Indenture are received and a Supplemental Indenture for such Consent Notes Indenture is executed, EFH Corp. will pay to each holder that validly delivers and does not validly revoke Consents in respect of such Consent Notes, in addition to any Total Consideration or Exchange Consideration, as applicable, payable to such holder, a cash consent payment of $2.50 per $1,000 principal amount of such Consent Notes. Consent payments are not subject to proration. EFH Corp.’s obligation to make consent payments is not conditioned upon completion of the exchange offers. However, the Proposed Amendments in any executed Supplemental Indenture relating to the Consent Notes that were the subject of a terminated exchange offer will not become operative with respect to such issue of Consent Notes.

By execution hereof, the undersigned hereby represents that if it is located outside the United States, the Offerors’ offers to exchange and the undersigned’s acceptance of such offers do not contravene the applicable laws of where it is located and that its participation in the exchange offers will not impose on the Offerors any requirement to make any deliveries, filings or registrations.

A holder of Consent Notes that has validly tendered its Consent Notes at or prior to the Consent Date in the exchange offers and consent solicitations may only validly revoke the related Consent(s) by validly withdrawing the previously tendered related Consent Notes at or prior to the later of the Consent Date and the execution of the Supplemental Indenture to which such Consents relate. Holders may tender Consent Notes after the Consent Date and at or prior to the Expiration Date without delivering Consents but holders tendering Consent Notes after the Early Tender Date will not be eligible to receive the applicable Total Consideration with respect to such Consent Notes.

The undersigned acknowledges and agrees that the Consent(s) provided hereby shall remain in full force and effect until such Consent(s) is revoked in accordance with the procedures set forth in Instruction 9 to this Consent and Letter of Transmittal, which procedures are hereby agreed to be applicable in lieu of any and all other procedures for revocation set forth in the indenture(s) governing the Consent Notes to which such Consent(s) relates, which the undersigned hereby waives. It is expected but not required that the Supplemental Indentures will be executed promptly following the Consent Date assuming receipt of the requisite Consents for the Proposed Amendments. The Supplemental Indentures relating to the Proposed Amendments will become effective immediately upon their execution and delivery by the parties thereto; however, the Proposed Amendments contained therein will not become operative until immediately prior to the acceptance for exchange of Old Notes upon the terms and subject to the conditions set forth in the Prospectus. The undersigned acknowledges and agrees that no revocation of a Consent may be made after the later of the Consent Date and the execution of the Supplemental Indenture to which such Consents relate. Consent Notes may be withdrawn after the later of the Consent Date and the execution of the Supplemental Indenture to which such Consents relate; however, such withdrawal will not constitute a revocation of the related Consents.

The undersigned acknowledges and agrees that (i) the Proposed Amendments with respect to each of the Legacy Notes Indentures constitute a single proposal for the related consent solicitation, and a consenting holder must consent to the Proposed Amendments applicable to all Legacy Notes tendered by that holder as an entirety and may not consent selectively with respect to certain of the Proposed Amendments and (ii) the Proposed Amendments with respect to the 2017 Notes Indenture constitute a single proposal for the related consent solicitation, and a consenting holder must consent to the Proposed Amendments applicable to all 2017 Notes tendered by that holder as an entirety and may not consent selectively with respect to certain of the Proposed Amendments.

Any waiver, amendment or modification of an exchange offer or a consent solicitation will apply to all Old Notes validly tendered pursuant to such exchange offer and all Consents delivered pursuant to any related consent solicitation. If the Offerors make a change that they determine to be material to any of the terms of the exchange offers or the consent solicitations, or waive any condition of the exchange offers or the consent solicitations that they determine to be material (except for the Registration and Listing Conditions (as defined below)), the Offerors will give oral (to be confirmed in writing) or written notice of such amendment or such waiver to the Exchange Agent and will disseminate additional exchange offer documents and extend the exchange offers and the consent solicitations and withdrawal and revocation rights if and to the extent they determine necessary, or if and to the extent required by law. Any such extension, amendment, waiver, decrease or change will not result in the reinstatement of any withdrawal or revocation rights if those rights had previously expired, except to the extent required by applicable law.

Subject to applicable regulations of the SEC, if, for any reason whatsoever, acceptance for exchange or exchange of any Old Notes validly tendered pursuant to the exchange offers is delayed (whether before or after the Offerors’ acceptance for exchange of Old Notes) or the Offerors extend an exchange offer and consent solicitation or are unable to accept for exchange the Old Notes validly tendered pursuant to the exchange offers, as applicable, the Offerors may instruct the Exchange Agent to retain tendered Old Notes, and those Old Notes may not be withdrawn, and all Consents delivered with respect thereto will remain subject to the consent solicitations, except to the extent that you are entitled to the withdrawal rights set forth in the Prospectus. If you have tendered Old Notes, you may withdraw those Old Notes at or prior to the Expiration Date by delivering a written notice of withdrawal subject to the limitations and requirements set forth in “Withdrawal of Tenders and Revocation of Consents” in the Prospectus.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby; to acquire the New Senior Secured Notes issuable upon the exchange of such tendered Old Notes; and to deliver Consents with respect to such Old Notes that are Consent Notes, and that, when the Old Notes are accepted for exchange, the Offerors will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Old Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Offerors or the Exchange Agent to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby and the delivery of any related Consents. The undersigned has read the Prospectus and agrees to all of the terms of the exchange offers and consent solicitations.

The undersigned acknowledges and agrees that tenders of Old Notes pursuant to any one of the procedures described in the Prospectus under the heading “Procedures for Tendering Old Notes and Delivering Consents” and in the instructions herein will, upon the Offerors’ acceptance for exchange, constitute a binding agreement between the undersigned and the Offerors upon the terms and subject to the conditions of the exchange offers and consent solicitations. Such agreement will be governed by and construed in accordance with the laws of the State of New York.

The exchange offers and consent solicitations are subject to certain conditions described in the section of the Prospectus entitled “Conditions of the Exchange Offers and the Consent Solicitations,” including the conditions applicable to the exchange offers, as further described in the Prospectus, that (a) the registration statement of which the Prospectus forms a part has been declared effective by the SEC; (b) no stop order suspending the effectiveness of the registration statement of which the Prospectus forms a part has been issued and no proceedings for that purpose has been instituted or is pending, or to the Offerors’ knowledge, is contemplated or threatened by the SEC; and (c) the New EFH Senior Secured Notes and the New EFIH Senior Secured Notes to be issued in the exchange offers have been approved for listing on the New York Stock Exchange, subject to notice of issuance (which conditions cannot be waived) (the “Registration and Listing Conditions”). The exchange offers are not conditioned on any minimum principal amount of Old Notes being validly tendered or the issuance of a minimum principal amount of New Senior Secured Notes or the receipt of requisite Consents to adopt the Proposed Amendments. The undersigned acknowledges and agrees that the Offerors’ obligation to accept for exchange and to exchange Old Notes validly tendered and not validly withdrawn pursuant to the exchange offers is subject to the conditions set forth in the Prospectus. The undersigned recognizes that as a result of these conditions (which, except for the Registration and Listing Conditions, may be waived, in whole or in part, by the Offerors), as more particularly set forth in the Prospectus, the Offerors may not be required to accept for exchange any of the Old Notes tendered hereby and, in such event, the Old Notes not accepted for exchange will be returned to the undersigned at the address shown below the signature of the undersigned.

The name(s) and address(es) of the registered holder(s) of the Old Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such Old Notes. The certificate number(s) and the Old Notes that the undersigned wishes to tender should be indicated in the appropriate box(es) above.

Unless otherwise indicated in the boxes entitled “Special Delivery Instructions” or “Special Issuance Instructions” in this Consent and Letter of Transmittal, certificates for all New Senior Secured Notes delivered in exchange for tendered Old Notes, and any Old Notes delivered herewith but not exchanged, will be registered in the name of the undersigned and shall be delivered to the undersigned at the address shown below the signature of the undersigned. If New Senior Secured Notes are to be mailed to someone other than the person(s) signing this Consent and Letter of Transmittal or to the person(s) signing this Consent and Letter of Transmittal at an address different than the address shown on this Consent and Letter of Transmittal, the appropriate boxes of this Consent and Letter of Transmittal should be completed. If Old Notes are surrendered by holder(s) that have completed either of the boxes entitled “Special Delivery Instructions” or “Special Issuance Instructions” in this Consent and Letter of Transmittal, signature(s) on this Consent and Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor (as defined in Instruction 4).

All authority herein conferred or agreed to be conferred in this Consent and Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives successors and assigns of the undersigned.

All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tendered Old Notes (including, where applicable, the delivery of Consents) and the form and validity (including time of receipt of notices of withdrawal) of all documents will be determined by the Offerors in their sole discretion, which determination will be final and binding absent a finding to the contrary by a court of competent jurisdiction.

THE UNDERSIGNED, BY COMPLETING THE BOX(ES) ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AND DELIVERED THE CONSENTS AS SET FORTH IN SUCH BOX(ES).

REGISTERED HOLDERS OF OLD NOTES SIGN HERE

(To be completed by all tendering holders of Old Notes)

(In addition, complete Form W-9 or applicable Form W-8; see Instruction 12)

PLEASE SIGN HERE	PLEASE SIGN HERE

Authorized Signature of Registered Holder	Authorized Signature of Registered Holder

This Consent and Letter of Transmittal must be signed by registered holder(s) exactly as their name(s) appear(s) on the Old Notes or on a security position listing as the owner of the Old Notes or by person(s) authorized to become registered holder(s) by validly completed bond powers transmitted herewith. See Instruction 4. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information:

Name:	Name:

Title:	Title:

Address:	Address:

Telephone Number:	Telephone Number:

Dated:	Dated:

Taxpayer Identification or Social Security Number	Taxpayer Identification or Social Security Number

SIGNATURE GUARANTEE

(If required; see Instruction 4)

Signature(s) Guaranteed by an

Eligible Institution:		Date:
Authorized Signature

Name of Eligible Institution

Guaranteeing Signature:	Address:

Capacity (full title):
Telephone Number:

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 4 and 5)

To be completed ONLY if the New Senior Secured Notes or any Old Notes that are not tendered or are not accepted are to be issued in the name of someone other than the undersigned.

Issue:	☐	New Senior Secured Notes to:
	☐	Old Notes to:

Name(s)
Address
Telephone Number:
DTC Account:
(Tax Identification or Social Security number)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 4 and 5)

To be completed ONLY if the New Senior Secured Notes or any Old Notes that are not tendered or are not accepted are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Issue:	☐	New Senior Secured Notes to:
	☐	Old Notes to:

Name(s)
Address
Telephone Number:
DTC Account:
(Tax Identification or Social Security number)

INSTRUCTIONS

Forming Part of the Terms and Conditions of

the Exchange Offers and Consent Solicitations

1.	Delivery of this Consent and Letter of Transmittal.

All physically delivered Old Notes or confirmation of any book-entry transfer to the Exchange Agent’s account, as well as a validly completed and duly executed copy of this Consent and Letter of Transmittal (or facsimile thereof), and any other documents required by this Consent and Letter of Transmittal with any required signature guarantees or, in the case of a book-entry transfer, an appropriate Agent’s Message, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date (or the Early Tender Date, if the holder wishes to be eligible to receive the Total Consideration).

The method of delivery of the Old Notes, this Consent and Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the holder. Instead of delivery by mail, holders should use an overnight or hand delivery service, properly insured. Except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent.

Any holder whose Old Notes are held by or in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender Old Notes, and deliver Consents if applicable, should contact such custodial entity promptly and instruct such custodial entity to tender the Old Notes, and deliver Consents if applicable, on such holder’s behalf. If such beneficial holder wishes to tender directly, such beneficial holder must, prior to completing and executing this Consent and Letter of Transmittal and tendering Old Notes, and delivering Consents if applicable, either make appropriate arrangements to register ownership of the Old Notes in such beneficial holder’s own name or obtain a validly completed bond power from the registered holder. Beneficial holders should be aware that the transfer of registered ownership may take considerable time.

Holders whose Old Notes are held by a custodial entity such as a broker, dealer, commercial bank, trust company or other nominee should be aware that such nominee may have deadlines earlier than the Early Tender Date, the Consent Date and the Expiration Date for such nominees to be advised of the action that you may wish for them to take with respect to your Old Notes and, accordingly, such holders are urged to contact any custodial entity such as a broker, dealer, commercial bank, trust company or other nominee through which they hold their Old Notes as soon as possible in order to learn of the applicable deadlines of such nominees.

Delivery to an address other than as set forth herein, or instructions via a facsimile number other than the ones set forth herein, will not constitute a valid delivery.

The Offerors expressly reserve the right, at any time or from time to time, to extend the Expiration Date by complying with certain conditions set forth in the Prospectus.

CONSENTS AND LETTERS OF TRANSMITTAL SHOULD

NOT BE SENT TO THE OFFERORS OR DTC.

2.	Partial Tenders.

Tenders of Old Notes will be accepted only in authorized denominations of such Old Notes. If less than the entire principal amount of Old Notes evidenced by a submitted certificate is tendered, the tendering holder should fill in the principal amount tendered in the column entitled “Principal Amount Tendered” of the appropriate box(es) above. However, if a holder tenders the entire principal amount of Old Notes evidenced by a certificate, such holder does not need to fill in the column “Principal Amount Tendered.” As soon as practicable after the applicable Settlement Date, the Exchange Agent will return to any holder who partially tendered an Old Note a certificate for the portion of the Old Note that was not tendered and not exchanged for New Senior Secured Notes. All Old Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated.

Any Old Notes which have been tendered but which are not accepted for exchange will be returned to the holder thereof without cost to such holder as promptly as practicable.

3.	Consents to Proposed Amendments.

A valid Consent to the Proposed Amendments may be given only by a holder or its attorney-in-fact. A beneficial owner who is not a holder must arrange with the holder to execute and deliver this Consent and Letter of Transmittal on its behalf, obtain a properly completed irrevocable proxy that authorizes such beneficial owner to consent to the Proposed Amendments on behalf of such holder or become a holder. Notwithstanding the foregoing, any DTC participant which has Old Notes credited to its DTC account at any time (and thereby held of record by DTC’s nominee) may directly provide a Consent to the Proposed Amendments as though it were the registered holder by so completing, executing and delivering this Consent and Letter of Transmittal. A DTC participant using ATOP may validly deliver a Consent using ATOP with respect to the Old Notes transferred through ATOP.

4.	Signature on this Consent and Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

If this Consent and Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, and with respect to which Consents are delivered if applicable, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration or enlargement or any change whatsoever. If this Consent and Letter of Transmittal is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the owner of the Old Notes.

If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Consent and Letter of Transmittal.

If a number of Old Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Consent and Letter of Transmittal as there are different registrations of Old Notes.

Signatures on all Consents and Letters of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchange Medallion Program (each, a “Medallion Signature Guarantor”), unless the Old Notes tendered thereby are tendered (i) by a holder of Old Notes (or by a participant in DTC whose name appears on a security position listing as the owner of such Old Notes) who has not completed either the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Consent and Letter of Transmittal or (ii) for the account of a member firm of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, Inc. or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an “Eligible Institution”). If the Old Notes are registered in the name of a person other than the signer of this Consent and Letter of Transmittal or if Old Notes not accepted for exchange are to be returned to a person other than the registered holder, then the signatures on this Consent and Letter of Transmittal accompanying the tendered Old Notes must be guaranteed by a Medallion Signature Guarantor as described above.

If this Consent and Letter of Transmittal is signed by the registered holder or holders of Old Notes (which term, for the purposes described herein, shall include a participant in DTC whose name appears on a security listing as the owner of the Old Notes) listed and tendered hereby, no endorsements of the tendered Old Notes or separate written instruments of transfer or exchange are required. In any other case, if tendering Old Notes, the registered holder (or acting holder) must either validly endorse the Old Notes or transmit validly completed bond powers with this Consent and Letter of Transmittal (in either case executed exactly as the name(s) of the registered holder(s) appear(s) on the Old Notes, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of Old Notes, exactly as the name of the participant appears on such security position listing), with the signature on the Old Notes or bond power guaranteed by a Medallion Signature Guarantor (except where the Old Notes are tendered for the account of an Eligible Institution).

If Old Notes are to be tendered by any person other than the person in whose name the Old Notes are registered, the Old Notes must be endorsed or accompanied by an appropriate written instrument or instruments of transfer executed exactly as the name or names of the holder or holders appear on the Old Notes, with the signature(s) on the Old Notes or instruments of transfer guaranteed as provided above, and this Consent and Letter of Transmittal must be executed and delivered either by the holder or holders, or by the tendering person pursuant to a valid proxy signed by the holder or holders, which signature must, in either case, be guaranteed as provided below.

5.	Special Issuance and Delivery Instructions.

Tendering holders should indicate, in the applicable box, the name and address in which the New Senior Secured Notes or Old Notes for principal amounts not tendered or not accepted for exchange are to be issued and delivered (or deposited), if different from the names and addresses of the person signing this Consent and Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification number or social security number of the person named must also be indicated and the tendering holder should complete the applicable box. Note holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at DTC as such note holder may designate hereon. See Instruction 6 “Transfer Taxes” below for information regarding transfer taxes payable in the event that a holder completes the Special Delivery Instructions boxes.

If no instructions are given, the New Senior Secured Notes (and any Old Notes not tendered or not accepted) will be issued in the name of and delivered to the acting holder of the Old Notes or deposited at such holder’s account maintained at DTC, as applicable. Special Delivery Instructions may be disregarded by the Offerors in the event that none of a tendering holder’s Old Notes are accepted for exchange.

6.	Transfer Taxes.

The Offerors will pay or cause to be paid all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the exchange offers. If, however, transfer taxes are payable in circumstances where certificates representing the New Senior Secured Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered or where tendered Old Notes are registered in the name of any person other than the person signing this Consent and Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the exchange offers, then the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder and delivery of New Senior Secured Notes may be delayed until satisfactory evidence of payment of such taxes or exemption therefrom is submitted.

Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the Old Notes listed in this Consent and Letter of Transmittal.

7.	Waiver of Conditions.

The Offerors reserve the absolute right to waive, in whole or in part, any of the specified conditions to the exchange offers and consent solicitations, as applicable (except for the Registration and Listing Conditions), set forth in the Prospectus.

8.	Mutilated, Lost, Stolen or Destroyed Notes.

Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9.	Withdrawal of Tenders and Revocation of Consents.

Tendered Old Notes may be withdrawn at any time at or prior to the Expiration Date. Tendered Old Notes, if not previously accepted for exchange, may also be withdrawn after the expiration of 40 business days from October 5, 2009. Consents may be revoked at any time at or prior to the later of the Consent Date and the execution of the Supplemental Indenture to which such Consents relate. Because it is expected that the Supplemental Indentures will be executed promptly following the Consent Date assuming receipt of the requisite Consents for the Proposed Amendments, holders should not expect that they will be able to revoke their Consents after the Consent Date.

Each holder of Consent Notes that validly tenders (and does not validly withdraw) its Consent Notes at or prior to the Consent Date in the exchange offers is deemed to have delivered its Consent in the consent solicitations to the Proposed Amendments. A valid withdrawal of tendered Consent Notes prior to the later of the Consent Date and the execution of the Supplemental Indenture to which such Consents relate will be deemed a valid revocation of the related Consent in the consent solicitations. A holder of Consent Notes that has validly tendered its Consent Notes at or prior to the Consent Date in the exchange offers and consent solicitations may only validly revoke the related Consents at or prior to the later of the Consent Date and the execution of the Supplemental Indenture to which such Consents relate only by validly withdrawing the previously tendered Consent Notes to which such Consents relate. Consent Notes may be withdrawn after the later of the Consent Date and the execution of the Supplemental Indenture to which such Consents relate; however, such withdrawal will not constitute a revocation of the related Consents. If any of the exchange offers is terminated without any Old Notes being accepted, the terms of the Proposed Amendments relating to the applicable issue of Old Notes will not become operative.

A holder who validly withdraws previously tendered Old Notes at or prior to the Early Tender Date and does not validly re-tender Old Notes at or prior to the Early Tender Date will not receive the Total Consideration. A holder who validly withdraws previously tendered Old Notes at or prior to the Early Tender Date and validly re-tenders Old Notes after the Early Tender Date but at or prior to the Expiration Date will only be eligible to receive the Exchange Consideration.

Subject to applicable regulations of the SEC, if, for any reason whatsoever, acceptance for exchange of any Old Notes validly tendered pursuant to the exchange offers, and, if applicable, any Consents delivered pursuant to the consent solicitations is delayed (whether before or after the Offerors’ acceptance for exchange of Old Notes) or the Offerors extend an exchange offer and EFH Corp. extends the consent solicitation or the Offerors are unable to accept for exchange the Old Notes validly tendered pursuant to the exchange offers, as applicable, the Offerors may instruct the Exchange Agent to retain tendered Old Notes, and those Old Notes may not be withdrawn, and all Consents delivered with respect thereto will remain subject to the consent solicitations, except to the extent that you are entitled to the withdrawal rights set forth in the Prospectus.

To be effective, a written or facsimile transmission notice of withdrawal of a tender of Old Notes and/or a revocation of a Consent or a properly transmitted “Request Message” through DTC’s ATOP system for a withdrawal of a tender of Old Notes and/or a revocation of a Consent must: (1) be received by the Exchange Agent at one of the addresses specified in this Consent and Letter of Transmittal at or prior to the Expiration Date, in the case of a withdrawal of Old Notes, or at or prior to the later of the Consent Date and the execution of the Supplemental Indenture to which such Consents relate, in the case of a withdrawal of Consent Notes and a revocation of related Consents; (2) specify the name of the holder of the Old Notes and any corresponding Consent to be withdrawn or revoked, as applicable; (3) contain the description of the Old Notes and any corresponding Consent related to such Old Notes, in each case to be withdrawn or revoked, as the case may be, the certificate numbers shown on the particular certificates representing such Old Notes (or, in the case of Old Notes tendered by book-entry transfer, the number of the account at DTC from which the Old Notes were tendered and the name and number of the account at DTC to be credited with the Old Notes withdrawn) and the aggregate principal amount represented by such Old Notes; and (4) in the case of certificated Old Notes, be signed by the holder of the Old Notes in the same manner as the original signature on this Consent and Letter of Transmittal or be accompanied by documents of transfer sufficient to have the trustee register the transfer of the Old Notes into the name of the person withdrawing the Old Notes.

If the Old Notes to be withdrawn and/or the Consents to be revoked have been delivered or otherwise identified to the Exchange Agent, a signed notice of withdrawal and/or revocation, as applicable, is effective immediately upon receipt by the Exchange Agent of written or facsimile transmission of the notice of withdrawal and/or revocation, as the case may be (or receipt of a Request Message), even if physical release is not yet effected, provided such notice is received at or prior to the Expiration Date, in the case of a withdrawal of Old Notes, or at or prior to the Consent Date, in the case of a withdrawal of Old Notes and a revocation of related Consents. A withdrawal of Old Notes and, if applicable, a revocation of a Consent can only be accomplished in accordance with the foregoing procedures.

The Offerors will have the right, which may be waived, to reject the defective tender of Old Notes as invalid and ineffective.

A permitted withdrawal of Old Notes and revocation of Consents may not be rescinded. Any Old Notes validly withdrawn will thereafter be deemed not validly tendered and any Consents revoked will be deemed not validly delivered for purposes of the exchange offers and consent solicitations. However, if you withdraw Old Notes (and revoke a related Consent), you will have the right to re-tender and/or re-deliver them at or prior to the Expiration Date (or the Early Tender Date, if you wish to be eligible to receive the Total Consideration, or the Consent Date, if you wish to be eligible to receive the consent payment in the consent solicitations) in accordance with the procedures described in “Procedures for Tendering Old Notes and Delivering Consents.” If the Offerors amend or modify the terms of any of the exchange offers or the consent solicitations, or the information concerning the exchange offers or the consent solicitations, in any case in a manner determined by the Offerors to constitute a material change to holders of Old Notes, the Offerors will disseminate additional exchange offer and consent solicitation materials and extend the period of any such exchange offer and consent solicitation, including any withdrawal and revocation rights, to the extent required by law and as the Offerors determine necessary. An extension of the Early Tender Date, the Consent Date or the Expiration Date will not affect a holder’s withdrawal and revocation rights unless otherwise provided in the Prospectus or in any additional exchange offer materials or as required by applicable law.

10.	Requests for Assistance or Additional Copies.

Questions and requests for assistance relating to the Prospectus, this Consent and Letter of Transmittal and other related documents and relating to the procedure for tendering may be directed to the Exchange Agent at the address and telephone numbers set forth above.

Questions and requests for assistance or for additional copies of the Prospectus may be directed to the Information Agent at the address and telephone numbers set forth above.

11.	Validity and Form.

All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tendered Old Notes (including, where applicable, the delivery of Consents) pursuant to any of the procedures described above, and the form and validity (including time of receipt of notices of withdrawal) of all documents will be determined by the Offerors in their sole discretion, which determination will be final and binding absent a finding to the contrary by a court of competent jurisdiction. The Offerors reserve the absolute right to reject any or all tenders of any Old Notes and, if applicable, delivery of Consents determined by the Offerors not to be in proper form, or if the acceptance of or exchange of such Old Notes or validation of such Consents may, in the opinion of the Offerors’ counsel, be unlawful or result in a breach of contract. A waiver of any defect or irregularity with respect to the tender of one Old Note shall not constitute a waiver of the same or any other defect or irregularity with respect to the tender of any other Old Note. The Offerors also reserve the right to waive any conditions to the exchange offers and consent solicitations that the Offerors are legally permitted to waive.

Your tender of Old Notes and, if applicable, delivery of Consents will not be deemed to have been validly made until all defects or irregularities in your tender and delivery have been cured or waived. None of the Offerors, the Dealer Managers, the Exchange Agent, the Information Agent or any other person or entity is under any duty to give notification of any defects or irregularities in any tender or withdrawal of any Old Notes or Consents, or will incur any liability for failure to give any such notification.

12.	Important Tax Information.

Under current U.S. federal income tax law, the Exchange Agent (as payor) may be required to withhold a portion of any payments made to certain holders (or other payees) pursuant to the exchange offers and consent solicitations described in the Prospectus. To avoid such backup withholding, each tendering U.S. holder or other U.S. payee must provide the Exchange Agent with its correct taxpayer identification number (“TIN”) and certify that it is not subject to backup withholding by completing Form W-9 of the Internal Revenue Service (the “IRS”), or otherwise establish an exemption from the backup withholding rules. In general, for an individual, the TIN is such individual’s social security number. If the Exchange Agent is not provided with the correct TIN, the U.S. holder (or other U.S. payee) may be subject to a $50 penalty imposed by the IRS, and any reportable payments made to such person may be subject to backup withholding at the applicable rate, currently 28%. Such reportable payments generally will be subject to information reporting, even if the Exchange Agent is provided with a TIN. If a U.S. holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such U.S. holder should write “Applied For” in the space provided for the TIN in Part I of Form W-9, sign and date the Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If “Applied For” is written in Part I and the Exchange Agent is not provided with a TIN prior to the date of payment, the Exchange Agent will withhold 28% of any reportable payments made to the U.S. holder. For further information concerning backup withholding and instructions for completing Form W-9 (including how to obtain a TIN if you do not have one and how to complete Form W-9 if the Old Notes are held in more than one name), consult the instructions in Form W-9. All IRS forms mentioned herein may be obtained on the IRS website at www.irs.gov.

Certain persons (including, among others, all corporations and certain non-U.S. persons) are not subject to these backup withholding and reporting requirements. Exempt U.S. persons should indicate their exempt status on Form W-9. To satisfy the Exchange Agent that a non-U.S. person qualifies as an exempt recipient, such person must submit a properly completed appropriate IRS Form W-8 (W-8BEN, W-8ECI, W-8EXP, or W-8IMY), signed under penalties of perjury, attesting to that person’s non-U.S. status. The applicable IRS Form W-8 can be obtained from the Exchange Agent. Holders should consult their tax advisors as to any qualification for exemption from backup withholding, and the procedure for obtaining the exemption.

A person’s failure to complete Form W-9, the applicable IRS Form W-8 or other appropriate form will not, by itself, cause such person’s Old Notes to be deemed not properly tendered, but may require the Exchange

Agent to withhold a portion of any payments made to such person pursuant to the exchange offers and other transactions described in the Prospectus. Backup withholding is not an additional U.S. federal income tax. Rather, the amount of U.S. federal income tax withheld will be creditable against the U.S. federal income tax liability of a person subject to backup withholding. If backup withholding results in an overpayment of U.S. federal income tax, a refund may be obtained provided that the required information is timely furnished to the IRS.

Interests payments made to a non-U.S. holder will be subject to 30% U.S. federal withholding tax unless the holder provides proper certification on the applicable IRS Form W-8.

FAILURE TO COMPLETE AND RETURN FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY REPORTABLE PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFERS AND OTHER TRANSACTIONS DESCRIBED IN THE PROSPECTUS. PLEASE REVIEW FORM W-9 AND THE INSTRUCTIONS CONTAINED IN THIS CONSENT AND LETTER OF TRANSMITTAL FOR ADDITIONAL DETAILS.

THIS CONSENT AND LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF TOGETHER WITH OLD NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I acknowledge and agree that if I do not provide a taxpayer identification number by the time of payment, 28% of all payments made to me on account of the New Senior Secured Notes shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 28% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

SIGNATURE:	DATE:

This Consent and Letter of Transmittal and any other required documents should be sent or delivered by each holder of Old Notes or such holder’s broker, dealer, commercial bank, trust company or other nominee to the Exchange Agent at its address or facsimile number set forth below.

Exchange Agent:

Global Bondholder Services Corporation

By Mail, Hand or Overnight Courier:	By Facsimile (for Eligible Institutions only):

Global Bondholder Services Corporation Attention: Corporate Actions 65 Broadway – Suite 723 New York, New York 10006	(212) 430-3775 Confirmation: (212) 430-3774

Questions and requests for assistance or for additional copies of the exchange offer documents may be directed to the Information Agent at its telephone number and mailing and delivery address listed below. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the exchange offers and consent solicitations.

Information Agent:

Global Bondholder Services Corporation

65 Broadway – Suite 723

New York, New York 10006

Attention: Corporate Actions

Banks and Brokers: (212) 430-3774

Toll free: (866) 387-1500

Dealer Managers and Solicitation Agents:

Citigroup Global Markets Inc.	Goldman, Sachs & Co.
390 Greenwich Street, 4th Floor New York, New York 10013 Attention: Liability Management Group (800) 558-3745 (toll free) (212) 723-6106 (collect)	One New York Plaza, 48th Floor New York, New York 10004 Liability Management Group (800) 828-3182 (toll free) (212) 357-4692 (collect)